Virtus Strategic Growth Fund,

a Series of Virtus Equity Trust

Supplement dated November 29, 2011 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

This supplement describes a number of modifications affecting the Virtus Strategic Growth Fund. These changes are described more fully below.

The fund’s portfolio management strategies have been modified. Accordingly, the disclosure under Principal Investment Strategies on page 2 of the fund’s summary prospectus and page 37 of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

The fund invests in a select group of large-cap growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

Under normal conditions, the fund invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Growth Index. Generally, the fund invests in approximately 30 – 40 securities at any given time.

Additionally, the first five paragraphs of disclosure under Principal Investment Strategies on page 56 of the fund’s statutory prospectus are hereby replaced with the following:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of September 30, 2011, the market capitalization range of companies included in the Russell 1000® Growth Index was $579 million to $353.5 billion. The fund’s policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 30 – 40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

The disclosure under “Portfolio Manager” on page 39 of the fund’s summary prospectus and page 37 of the fund’s statutory prospectus is hereby renamed “Portfolio Managers” and replaced in its entirety with the following:

•	Doug Foreman, CFA, Director of Equities at Kayne, is a co-manager of the fund. Mr. Foreman has been Portfolio Manager since November 2011.

•	Gregory Toppe, CFA, is a co-manager of the fund. Mr. Toppe has been Portfolio Manager since November 2011.

The table under “Kayne” on page 65 of the fund’s statutory prospectus (as supplemented) is hereby amended to reflect the following portfolio manager for the Virtus Strategic Growth Fund: “Doug Foreman, CFA (since November 2011).” Additionally, the following information replaces the biographical information currently appearing under the table.

Todd Beiley, CFA. Mr. Beiley is a Co-Portfolio Manager of the Small-Cap Core Fund (since February 2009) and the Small-Cap Sustainable Growth Fund (since 2008). Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining Kayne in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over 12 years of investment industry experience.

Jon Christensen, CFA. Mr. Christensen is a Co-Portfolio Manager of the Mid-Cap Core Fund (since inception in June 2009). He is also Co-Portfolio Manager for the Small-Cap Core Fund (since December 2008) and the Small-Cap Sustainable Growth Fund (since February 2009). Mr. Christensen is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization consumer sectors. Before joining Kayne in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 16 years of investment industry experience.

Doug Foreman, CFA. Mr. Foreman is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW)(1994 to 2006).

Gregory Toppe, CFA. Mr. Toppe is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006).

Julie Kutasov. Ms. Kutasov is a Co-Portfolio Manager of the Quality Small-Cap Fund (since 2008). Ms. Kutasov is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer durables and financials sectors. Before joining Kayne in 2001, Ms. Kutasov worked in the investment management group at Goldman Sachs. She has approximately 10 years of investment industry experience.

Robert Schwarzkopf, CFA. Mr. Schwarzkopf is a Co-Portfolio Manager of the Quality Small-Cap Fund (since inception in June 2006), the Small-Cap Core Fund (since 1996) and the Small-Cap Sustainable Growth Fund (since inception in June 2006). Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small- and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 30 years of investment industry experience.

Richard Sherry, CFA. Mr. Sherry is the Portfolio Manager of the Quality Large-Cap Value Fund (since September 2009). Mr. Sherry is a Portfolio Manager for large-cap portfolios and is a Senior Research Analyst. Before joining Kayne in 1995, Mr. Sherry was an operations/marketing supervisor at Pilgrim Asset Management. He has approximately 20 years of investment industry experience.

Craig Stone. Mr. Stone is a Co-Portfolio Manager of the Mid-Cap Core Fund (since inception in June 2009). He is also Co-Portfolio Manager for the Quality Small-Cap Fund (since February 2009). Mr. Stone is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer durables and energy sectors. Before joining Kayne in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management. He has approximately 22 years of investment industry experience.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from its prospectuses dated July 31, 2011, as supplemented.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 StrategicGrowth Strat&PMChanges (11/2011)